SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 9, 1999
                                                          -------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                      98-0198402
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          (1) The Diageo Inc. Statement of Assets and Liabilities Related to the Product Lines Sold to Canandaigua Brands, Inc. as of April 9, 1999, and the Statement of Identified Income and Expenses Related to the Product Lines Sold to Canandaigua Brands, Inc. for the year ended December 31, 1998, and the report of KPMG LLP, independent auditors, thereon, together with the notes thereto, are located at pages 2 through 11 of this Report.

          (2) The Diageo Inc. Statements of Identified Income and Expenses Related to the Product Lines Sold to Canandaigua Brands, Inc. (unaudited) for the three months ended March 31, 1999 and 1998, together with the notes thereto, are located at pages 12 through 14 of this Report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma condensed combined balance sheet (unaudited) as of February 28, 1999, the pro forma condensed combined statement of income (unaudited) for the year ended February 28, 1999, and the pro forma combined statement of income (unaudited) for the six months ended August 31, 1999, and the notes thereto, are located at pages 15 through 23 of this Report.

     (c)  EXHIBITS.

          See Index to Exhibits.

                                   DIAGEO INC.

                  Financial Statements of Product Lines Sold to
                            Canandaigua Brands, Inc.

          As of April 9, 1999 and for the Year ended December 31, 1998

                   (With Independent Auditors' Report Thereon)

                                   DIAGEO INC.


                                Table of Contents



                                                                            Page


Independent Auditors' Report                                                   4

Statement of Assets and Liabilities Related to the Product Lines
  Sold to Canandaigua Brands, Inc.                                             5

Statement of Identified Income and Expenses Related to the Product
  Lines Sold to Canandaigua Brands, Inc.                                       6

Notes to Financial Statements Related to the Product Lines Sold
  to Canandaigua Brands, Inc.                                               7-11

[KPMG Logo]

          Stamford Square
          3001 Summer Street
          Stamford, CT 06905



                          Independent Auditors' Report


The Board of Directors
Diageo Inc.:

We have audited the accompanying statement of assets and liabilities related to the product lines sold to Canandaigua Brands, Inc. as of April 9, 1999 and the related statement of identified income and expenses for the year ended December 31, 1998. These statements are the responsibility of Diageo Inc.'s management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of Canandaigua Brands, Inc., as described in Note 1 and are not intended to be a complete presentation of the financial position and results of operations of the product lines sold to Canandaigua Brands, Inc.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities related to the product lines sold to Canandaigua Brands, Inc. as of April 9, 1999 and the related statement of identified income and expenses for the year ended December 31, 1998 pursuant to the asset purchase agreement referred to in Note 1, in conformity with generally accepted accounting principles.


/s/ KPMG LLP

June 24, 1999





[Graphic] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                                   DIAGEO INC.

        Statement of Assets and Liabilities Related to the Product Lines
                        Sold to Canandaigua Brands, Inc.

                                  April 9, 1999
                                 (In thousands)


Current assets:
  Inventories                                                        $ 53,593
  Other current assets                                                    116
                                                                     --------
    Total current assets                                               53,709

Net property, plant and equipment                                      24,622
Excess of pension plan assets over projected benefit obligation           262
                                                                     --------
    Total assets                                                       78,593
                                                                     --------
Current liabilities:
  Current installments of obligations under capital leases                 34
  Accrued expenses                                                        829
  Other liabilities                                                       109
                                                                     --------
    Total current liabilities                                             972

Obligations under capital leases, excluding current installments          467
Other liabilities                                                         220
                                                                     --------
    Total liabilities                                                   1,659
                                                                     --------
    Total assets less liabilities                                    $ 76,934
                                                                     ========

See accompanying notes to financial statements.

                                   DIAGEO INC.

    Statement of Identified Income and Expenses Related to the Product Lines
                        Sold to Canandaigua Brands, Inc.

                      For the Year ended December 31, 1998
                                 (In thousands)



Net sales (net of federal and state excise taxes of $49,771)       $ 68,555
Cost of goods sold                                                   28,300
                                                                   --------
  Gross profit                                                       40,255

Advertising and promotional expenditure                               5,308
Allocated selling and marketing expenditure (note 1)                  4,904
                                                                   --------
  Excess of identified income over expenses                        $ 30,043
                                                                   ========

See accompanying notes to financial statements.

                                   DIAGEO INC.

           Notes to Financial Statements of the Product Lines Sold to
                            Canandaigua Brands, Inc.

          As of April 9, 1999 and for the Year Ended December 31, 1998
                                 (In thousands)


(1)  SALE OF CERTAIN ASSETS AND BASIS OF PRESENTATION

     On April 9, 1999, Diageo Inc., UDV Canada Inc., and United Distillers Canada Inc. (collectively "UDV") sold to Canandaigua Brands, Inc. ("CBI") certain assets used in the manufacturing, marketing, sales and distribution of Canadian Whiskey, as defined in the asset purchase agreement by and among UDV and CBI dated February 21, 1999 ("the Agreement").

     The statement of assets and liabilities related to the product lines sold to CBI and the related statement of identified income and expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in CBI's Form 8-K/A requirements and are not intended to be a complete presentation of the financial position and results of operations of the product lines sold to CBI. In accordance with the Agreement, the statement of assets and liabilities related to the product lines sold to CBI consists only of inventories, property, plant & equipment and certain factory-related accruals and assets. Similarly the related statement of identified income and expenses consists of net sales (sales after a deduction for federal and state excise taxes), cost of goods sold, advertising and promotional expense, and an allocation of selling and marketing overhead only.

     Selling and marketing overhead has been allocated based on the proportion of net sales of the product lines sold to CBI to total net sales for UDV or its predecessor companies. Management believes this allocation to be reasonable in the circumstances; however, there can be no assurance that such allocation will be indicative of the future results of operations or what the results of operations of the product lines sold would have been had it been a separate, stand-alone entity during the period covered.

     Prior to the sale, the product lines sold were an integral part of UDV's businesses, and did not constitute separate legal or reporting entities for which financial statements or allocations of various operating and corporate overhead were prepared. These product lines were included in the consolidated financial statements of the ultimate parent company, Diageo plc, a company incorporated in the United Kingdom.

     Due to the omission of various operating overhead and other corporate level expenses and certain assets and liabilities excluded in accordance with the terms of the Agreement, the statements presented are not indicative of the future financial condition or future results of operations of the product lines sold to CBI.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Revenue is recognized upon shipment of goods to distributors and brokers.

                                                                     (Continued)

                                   DIAGEO INC.

           Notes to Financial Statements of the Product Lines Sold to
                            Canandaigua Brands, Inc.

          As of April 9, 1999 and for the Year Ended December 31, 1998
                                 (In thousands)


     COST OF GOODS SOLD

     Cost of goods sold ("COGS") for finished goods cases includes the cost of packaging materials, liquids, other raw materials, labor and production overheads necessary to manufacture and prepare for shipment the finished case goods.

     COGS for aged bulk liquid includes the distillation costs of grains, cereals, distillery labor, overheads required to produce the original spirit, the costs of the aging warehouse allocated to the maturing liquids, and dump and fill where appropriate.

     INVENTORIES

     Inventories are stated at the lower of cost or market. All inventories include overheads on a full cost absorption basis or in the case of contracted supply, on a full contracted cost. Cost is determined by specific lots or vintages for maturing whiskey. Other inventories, including packaging and containers, are valued at standard cost.

     PROPERTY, PLANT AND EQUIPMENT

     Property,   plant  and  equipment  is  stated  at  cost  less   accumulated
     depreciation computed using the straight-line method at rates calculated to amortize the cost of assets over their estimated useful lives, as follows:

          Buildings and building improvements                   15-40 years
          Machinery, equipment and fixtures and fittings        10-30 years

     FOREIGN EXCHANGE

     Foreign-based assets and liabilities have been translated into US dollars at the exchange rate in effect at April 9, 1999 and revenues and expenses have been translated at the average exchange rate for the year ended December 31, 1998.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                     (Continued)

                                   DIAGEO INC.

           Notes to Financial Statements of the Product Lines Sold to
                            Canandaigua Brands, Inc.

          As of April 9, 1999 and for the Year Ended December 31, 1998
                                 (In thousands)


(3)  INVENTORIES

     The components of inventories at April 9, 1999 are as follows:

               Raw materials and packaging           $  2,697
               Aged bulk liquor                        43,949
               Finished goods                           6,947
                                                     --------
                                                     $ 53,593
                                                     ========

(4)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at April 9, 1999 are summarized as follows:

           Land, buildings and building improvements         $ 10,957
           Machinery, equipment and fixtures and fittings      13,665
                                                             --------
                                                             $ 24,622
                                                             ========

(5)  LEASES

     In connection with the manufacturing, marketing, sales and distribution of Canadian Whiskey, UDV had entered into various operating lease commitments. These operating lease commitments have not been transferred to CBI as described in the Agreement.

     Certain capital leases have been  transferred to CBI. At April 9, 1999, the
     gross  amount  of  machinery   and   equipment   and  related   accumulated
     amortization recorded under these leases were as follows:

               Machinery and equipment                $ 628
               Less accumulated amortization            195
                                                      -----
                                                      $ 433
                                                      =====

                                                                     (Continued)

                                   DIAGEO INC.

           Notes to Financial Statements of the Product Lines Sold to
                            Canandaigua Brands, Inc.

          As of April 9, 1999 and for the Year Ended December 31, 1998
                                 (In thousands)


     Future minimum capital lease payments as of April 9, 1999 are:

           Year to April 8,
                2000                                         $  70
                2001                                            70
                2002                                            70
                2003                                            70
                2004                                            70
             Thereafter                                        368
                                                             -----
           Total minimum lease payments                        718
           Less amount representing interest (at 7.4%)         217
                                                             -----
           Present value of net minimum capital
             lease payments                                    501
           Less current installments of obligations
             under capital leases                               34
                                                             -----
           Obligations under capital leases, excluding
             current installments                            $ 467
                                                             =====

(6)  PENSION BENEFITS

     CBI assumed the rights and obligations under the Pension Plan for Unionized Employees of United Distillers & Vintners Canada Inc. ("Valleyfield Plan") and the Palliser Distiller Division of United Distillers & Vintners Canada Inc. Employees' Pension Plan ("Lethbridge Plan"), formerly operated by UDV.

     The plans' sponsors are Canadian corporations which were not previously subject to the requirements of SFAS No. 87 with respect to the accounting for, and disclosure of, pension plan information. It was not feasible to retroactively apply SFAS No. 87 to the plan information as of the effective date of the pronouncement of December 31, 1989. In applying the provisions of SFAS No. 87 as of April 9, 1999, UDV has estimated that the unrecognized transition asset (liability) would have been fully amortized at that date.

                                                                     (Continued)

                                   DIAGEO INC.

           Notes to Financial Statements of the Product Lines Sold to
                            Canandaigua Brands, Inc.

          As of April 9, 1999 and for the Year Ended December 31, 1998
                                 (In thousands)


     The following sets forth the plans' benefit obligations, fair value of plan assets and funded status at April 9, 1999:

                                       VALLEYFIELD   LETHBRIDGE
                                          PLAN          PLAN         TOTAL
                                       -----------   ----------   -----------

          Fair value of plan assets $ 11,011 $ 1,363 $ 12,374 Projected pension benefit
            obligation                     10,220       1,892        12,112
                                         --------     -------      --------
          Prepaid (accrued) benefit
            cost required                $    791     $  (529)     $    262
                                         ========     =======      ========

          Weighted average assumption as of April 9, 1999:
            Discount rate                             6%


(7)  COMMITMENTS AND CONTINGENCIES

     ENVIRONMENTAL REMEDIATION COSTS

     Under the terms of the Agreement, UDV will retain liability for all material environmental remediation costs in existence on April 9, 1999. Accordingly, CBI has not assumed liability for any material environmental remediation costs and therefore a provision has not been made.

                                   DIAGEO INC.

    Statements of Identified Income and Expenses Related to the Product Lines
                        Sold to Canandaigua Brands, Inc.
                                  (unaudited)
                                 (in thousands)


                                            For the Three Months ended March 31,
                                            ------------------------------------
                                                    1999           1998
                                                  --------       --------
Net sales (net of federal and state
  excise taxes of $10,290 and $14,027
  in 1999 and 1998, respectively)                 $ 14,174       $ 19,321
Cost of goods sold                                   5,732          8,002
                                                  --------       --------
  Gross profit                                       8,442         11,319

Advertising and promotional expenditure                731          2,210
Allocated selling and marketing
  expenditure (note 1)                               1,226          1,226
                                                  --------       --------
  Excess of identified income over expenses       $  6,485       $  7,883
                                                  ========       ========

See accompanying notes to these statements.

                                   DIAGEO INC.

        Notes to Statements of Identified Income and Expenses Related to the Product Lines Sold to Canandaigua Brands, Inc.

               For the Three Months Ended March 31, 1999 and 1998


(1)  SALE OF CERTAIN ASSETS AND BASIS OF PRESENTATION

     On April 9, 1999, Diageo Inc., UDV Canada Inc., and United Distillers Canada Inc. (collectively "UDV") sold to Canandaigua Brands, Inc. ("CBI") certain assets used in the manufacturing, marketing, sales and distribution of Canadian Whiskey, as defined in the asset purchase agreement by and among UDV and CBI dated February 21, 1999 ("the Agreement").

     The statements of identified income and expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the results of operations of the product lines sold to CBI. The statements of identified income and expenses consist of net sales (sales after a deduction for federal and state excise taxes), cost of goods sold, advertising and promotional expense, and an allocation of selling and marketing overhead only.

     For the three months ended March 31, 1998, selling and marketing overhead has been allocated based on the proportion of annual net sales of the product lines sold to CBI to total annual net sales for UDV or its predecessor companies (the "1998 Allocation"). For the three months ended March 31, 1999, selling and marketing overhead has been estimated based on the 1998 Allocation. Management believes this allocation to be reasonable in the circumstances; however, there can be no assurance that such allocation will be indicative of the future results of operations or what the results of operations of the product lines sold would have been had it been a separate, stand-alone entity during the periods covered.

     Prior to the sale, the product lines sold were an integral part of UDV's businesses, and did not constitute separate legal or reporting entities for which financial statements or allocations of various operating and corporate overhead were prepared. These product lines were included in the consolidated financial statements of the ultimate parent company, Diageo plc, a company incorporated in the United Kingdom. Due to the omission of various operating overhead and other corporate level expenses, the statements presented are not indicative of the future results of operations of the product lines sold to CBI.

     The statements of identified income and expenses were prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission applicable to interim reporting and reflect, in the opinion of management, all adjustments necessary to present fairly the statements of identified income and expenses for the periods covered. All such adjustments are of a normal recurring nature. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as permitted by such rules and regulations. These statements and related notes should be read in conjunction with the financial statements and related notes of the product lines sold to CBI as of April 9, 1999, and for the year ended December 31, 1998, included elsewhere in this Report.

                                                                     (Continued)

                                   DIAGEO INC.

        Notes to Statements of Identified Income and Expenses Related to the Product Lines Sold to Canandaigua Brands, Inc.

               For the Three Months Ended March 31, 1999 and 1998


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Revenue is recognized upon shipment of goods to distributors and brokers.

     COST OF GOODS SOLD

     Cost of goods sold ("COGS") for finished goods cases includes the cost of packaging materials, liquids, other raw materials, labor and production overheads necessary to manufacture and prepare for shipment the finished case goods.

     COGS for aged bulk liquid includes the distillation costs of grains, cereals, distillery labor, overheads required to produce the original spirit, the costs of the aging warehouse allocated to the maturing liquids, and dump and fill where appropriate.

     FOREIGN EXCHANGE

     Foreign-based revenues and expenses have been translated into U.S. dollars at the average exchange rate for the three months ended March 31, 1999 and 1998, respectively.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        PRO FORMA COMBINED FINANCIAL DATA
                                   (UNAUDITED)


     On April 9, 1999, Canandaigua Brands, Inc., through a wholly-owned subsidiary (collectively with Canandaigua Brands, Inc. and its other affiliates, the "Company"), acquired several well-known Canadian whisky brands from affiliates of Diageo plc in an asset acquisition. The purchased assets were acquired from Diageo Inc., UDV Canada Inc., and United Distillers Canada Inc. (hereafter collectively referred to as "Diageo Inc."). The assets acquired in the transaction were the intellectual property associated with the acquired brands; two production facilities in Canada; equipment and fixtures used in connection with the acquired brands; case goods and bulk whisky inventories; and other assets associated with the acquired brands. In connection with the transaction, the Company also entered into multi-year agreements with Diageo Inc. pursuant to which the Company will provide packaging and distilling services for various brands retained by Diageo Inc.

     On December 1, 1998, the Company acquired control of Matthew Clark plc ("Matthew Clark") and has since acquired all of Matthew Clark's outstanding shares (the "Matthew Clark Acquisition"). The results of operations of Matthew Clark have been included in the Company's consolidated results of operations since the date of the Matthew Clark Acquisition, December 1, 1998.

     The following pro forma financial data of the Company consists of (i) a pro forma condensed combined balance sheet (unaudited) as of February 28, 1999 (the "Pro Forma Balance Sheet"), (ii) a 1999 fiscal year pro forma condensed combined statement of income (unaudited) (the "1999 Pro Forma Statement of Income") and
(iii) a 2000 six months pro forma combined statement of income (unaudited) (the "2000 Six Months Pro Forma Statement of Income") (collectively, the "Pro Forma Statements").

     The Pro Forma Balance Sheet reflects the combination of the balance sheet of the Company as of February 28, 1999, and the statement of assets and liabilities related to the product lines acquired from Diageo Inc. as of April 9, 1999 (the "Diageo Product Lines"), as adjusted for the Diageo Product Lines acquisition. The Pro Forma Balance Sheet is presented as if the acquisition of the Diageo Product Lines was consummated on February 28, 1999.

     The 1999 Pro Forma Statement of Income reflects the combination of (i) the income statement of the Company for the year ended February 28, 1999, (ii) the income statement of Matthew Clark for the nine months ended November 30, 1998, as adjusted for the Matthew Clark Acquisition, and (iii) the statement of identified income and expenses related to the Diageo Product Lines for the year ended December 31, 1998, as adjusted for the Diageo Product Lines acquisition. The 1999 Pro Forma Statement of Income is presented as if the acquisitions were consummated on March 1, 1998.

     The 2000 Six Months Pro Forma Statement of Income reflects the combination of (i) the income statement of the Company for the six months ended August 31, 1999, and (ii) the statement of identified income and expenses related to the Diageo Product Lines for the period March 1, 1999 through April 8, 1999, as adjusted for the Diageo Product Lines acquisition. The results of operations of the Diageo Product Lines have been included in the Company's consolidated results of operations since the date of the Diageo Product Lines acquisition, April 9, 1999. The 2000 Six Months Pro Forma Statement of Income is presented as if the acquisition was consummated on March 1, 1998.

     The Pro Forma Statements should be read in conjunction with (i) the separate historical financial statements of the Company, Matthew Clark (included in the Current Report on Form 8-K/A dated December 1, 1998) and the Diageo Product Lines (included herein), and the notes thereto and (ii) the accompanying notes to the Pro Forma Statements. The Pro Forma Statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would actually have been if the aforementioned transactions had in fact occurred on such date or at the beginning of the period indicated, nor do they project the Company's financial position or the results of operations at any future date or for any future period.

                                                     - 17 -

                                CANANDAIGUA BRANDS, INC. AND DIAGEO PRODUCT LINES
                                    PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                             AS OF FEBRUARY 28, 1999
                                                   (UNAUDITED)
                                                 (in thousands)
                                                                                         Pro Forma
                                                               Historical               Adjustments
                                                      ----------------------------     -------------
                                                                         Diageo
                                                        Company      Product Lines
                                                         as of           as of
                                                      February 28,      April 9,          For the         Pro Forma
                                                         1999            1999           Acquisition       Combined
                                                      -----------    -------------     -------------     -----------
                    ASSETS
                    ------
CURRENT ASSETS:
  Cash and cash investments                           $    27,645                      $  14,500 (c)     $    42,145
  Accounts receivable, net                                260,433                                            260,433
  Inventories, net                                        508,571      $ 53,593           (3,154)(a)         559,010
  Prepaid expenses and other current assets                59,090           116                               59,206
                                                      -----------      --------        ---------         -----------
    Total current assets                                  855,739        53,709           11,346             920,794
PROPERTY, PLANT AND EQUIPMENT, net                        428,803        24,622            2,044 (a)         455,469
OTHER ASSETS                                              509,234           262          112,976 (a)         626,472
                                                                                           4,000 (b)
                                                      -----------      --------        ---------         -----------
  Total assets                                        $ 1,793,776      $ 78,593        $ 130,366         $ 2,002,735
                                                      ===========      ========        =========         ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY
      ------------------------------------
CURRENT LIABILITIES:
  Notes payable                                       $    87,728                                        $    87,728
  Current maturities of long-term debt                      6,005      $     34                                6,039
  Accounts payable                                        122,746                                            122,746
  Accrued Federal and state excise taxes                   49,342                                             49,342
  Other accrued expenses and liabilities                  149,451           938        $   7,300 (b)         157,689
                                                      -----------      --------        ---------         -----------
    Total current liabilities                             415,272           972            7,300             423,544
LONG-TERM DEBT, less current maturities                   831,689           467          200,000 (c)       1,032,156
DEFERRED INCOME TAXES                                      88,179                                             88,179
OTHER LIABILITIES                                          23,364           220                               23,584
                                                      -----------      --------        ---------         -----------
  Total liabilities                                     1,358,504         1,659          207,300           1,567,463
STOCKHOLDERS' EQUITY                                      435,272                                            435,272
DIAGEO INC.'s INVESTMENT IN DIAGEO PRODUCT LINES                         76,934          (76,934)(d)               0
                                                      -----------      --------        ---------         -----------
  Total liabilities and stockholders' equity          $ 1,793,776      $ 78,593        $ 130,366         $ 2,002,735
                                                      ===========      ========        =========         ===========

                     See accompanying Notes to the Pro Forma Condensed Combined Balance Sheet.

                CANANDAIGUA BRANDS, INC. AND DIAGEO PRODUCT LINES
             NOTES TO THE PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF FEBRUARY 28, 1999
                                   (UNAUDITED)
                                 (in thousands)

(a) Reflects the estimated purchase accounting adjustments for the Diageo Product Lines acquisition based upon a preliminary appraisal of the assets and liabilities assumed. For purchase accounting, Diageo Product Lines assets have been recorded at estimated fair market value subject to adjustment based upon the results of an independent appraisal. The estimated amounts recorded for assets and liabilities acquired from Diageo Inc. are not expected to differ materially from the final assigned values. Purchase accounting adjustments were recorded to decrease inventory by $3,154, to increase property, plant and equipment by $2,044, to record $81,172 reflecting the value of the tradenames and other intangible assets acquired, and to record the excess of purchase cost over fair market value of net assets acquired of $31,804. These adjustments are required to record these assets at their estimated fair market values. The calculation of excess purchase cost over fair market value of net assets acquired is as follows:

          Cash paid                                             $   185,500
          Financing costs                                             4,000
          Direct acquisition costs                                    3,300
                                                                -----------
            Total purchase cost                                     192,800
          Net book value of Diageo Product Lines                    (76,934)
          Financing costs capitalized                                (4,000)
          Increase in appraised net assets                          (80,062)
                                                                -----------
          Excess of purchase cost over fair market value
            of net assets acquired                              $    31,804
                                                                ===========

(b) Reflects the liability for capitalized financing costs of $4,000 and direct acquisition costs of $3,300.

(c) Reflects borrowings of $200 million from the sale of 8.5% Senior Subordinated Notes due 2009 (the "Notes") used in connection with the Diageo Product Lines acquisition. Proceeds in excess of the cash paid at closing of $14,500 were available for general corporate purposes. The sources and application of funds in connection with the Diageo Product Lines acquisition are as follows:

          Sources of funds:
            Proceeds from the sale of the Notes           $   200,000
            Accrued liabilities                                 7,300
                                                          -----------
              Total sources of funds                      $   207,300
                                                          ===========

          Application of funds:
            Cash purchase price                           $   185,500
            Payment of financing costs                          4,000
            Payment of direct acquisition costs                 3,300
            Excess cash drawn down                             14,500
                                                          -----------
              Total application of funds                  $   207,300
                                                          ===========

(d)  Reflects the  elimination  of Diageo Inc.'s  investment  in Diageo  Product
     Lines.

                                                              - 19 -

                               CANANDAIGUA BRANDS, INC., MATTHEW CLARK plc AND DIAGEO PRODUCT LINES
                                1999 FISCAL YEAR PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                              FOR THE YEAR ENDED FEBRUARY 28, 1999
                                                           (UNAUDITED)
                                              (in thousands, except per share data)

                                                       HISTORICAL                            PRO FORMA ADJUSTMENTS
                                   -------------------------------------------------    ------------------------------
                                                       US GAAP        Diageo Product
                                      Company       Matthew Clark         Lines
                                      For the          For the           For the                           For the
                                    Year Ended    Nine Months Ended    Year Ended          For the      Diageo Product
                                   February 28,      November 30,     December 31,      Matthew Clark       Lines        Pro Forma
                                       1999              1998             1998           Acquisition     Acquisition     Combined
                                   ------------   -----------------   --------------    -------------   --------------  -----------
GROSS SALES                        $ 1,984,801      $  701,048          $ 118,326                                       $ 2,804,175
  Less - excise taxes                 (487,458)       (180,894)           (49,771)                                         (718,123)
                                   -----------      ----------          ---------       ---------        ---------      -----------
NET SALES                            1,497,343         520,154             68,555                                         2,086,052
COST OF PRODUCT SOLD                (1,049,309)       (352,763)           (28,300)      $   1,473 (a)    $     320 (A)   (1,428,579)
                                   -----------      ----------          ---------       ---------        ---------      -----------
  Gross profit                         448,034         167,391             40,255           1,473              320          657,473
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES             (299,526)       (148,910)           (10,212)          1,937 (a)       (2,845)(B)     (452,493)
                                                                                            6,493 (b)         (400)(C)
                                                                                              970 (c)
NONRECURRING CHARGES                    (2,616)        (18,891)                                                             (21,507)
                                   -----------      ----------          ---------       ---------        ---------      -----------
  Operating income (loss)              145,892            (410)            30,043          10,873           (2,925)         183,473
INTEREST EXPENSE, net                  (41,462)         (6,389)                           (26,627)(d)      (17,000)(D)      (91,478)
                                   -----------      ----------          ---------       ---------        ---------      -----------
  Income (loss) before income
    taxes                              104,430          (6,799)            30,043         (15,754)         (19,925)          91,995
(PROVISION FOR) BENEFIT FROM
  INCOME TAXES                         (42,521)         (1,253)                            11,023 (e)       (4,047)(E)      (36,798)
                                   -----------      ----------          ---------       ---------        ---------      -----------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS                       $    61,909      $   (8,052)         $  30,043       $  (4,731)(f)    $ (23,972)     $    55,197
                                   ===========      ==========          =========       =========        =========      ===========

SHARE DATA:
Earnings per common share:
    Basic                          $      3.38                                                                          $      3.02
                                   ===========                                                                          ===========
    Diluted                        $      3.30                                                                          $      2.94
                                   ===========                                                                          ===========

Weighted average common shares
  outstanding:
    Basic                               18,293                                                                               18,293
    Diluted                             18,754                                                                               18,754

                        See accompanying Notes to the Pro Forma Condensed Combined Statement of Income.

      CANANDAIGUA BRANDS, INC., MATTHEW CLARK plc AND DIAGEO PRODUCT LINES
          NOTES TO THE PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED FEBRUARY 28, 1999
                                   (UNAUDITED)
                                 (in thousands)

MATTHEW CLARK ACQUISITION PRO FORMA ADJUSTMENTS:

(a) Reflects the adjusted depreciation expense related to the acquired property, plant and equipment of Matthew Clark on the assumption that the Matthew Clark Acquisition had taken place on March 1, 1998. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets. The decrease in depreciation expense of $3,410, as compared to that recorded by Matthew Clark, was allocated to cost of product sold and selling, general and administrative expenses as indicated.

(b) Reflects a decrease in amortization expense of intangible assets of $6,493 based upon their appraised values, using the straight-line method and estimated useful lives, predominately 40 years.

(c) Reflects the amortization expense of capitalized financing costs of $107 over the term of the Credit Agreement used to finance the Matthew Clark Acquisition (72 months) using the effective interest method, net of $1,077 of amortization expense recorded under the Company's previously existing credit agreement.

(d) Reflects the additional interest expense incurred on the debt to finance the Matthew Clark Acquisition and the incremental interest expense on the Company's and Matthew Clark's existing borrowings, resulting from the higher interest rate in the Credit Agreement. The overall effective interest rate was 8.8% per annum.

(e)  Reflects the tax effect of the pro forma  adjustments and the  repatriation
     of  profits,   excluding  the  impact  of  nondeductible  items,  primarily goodwill, using an effective tax rate of 40%.

(f) Does not reflect the extraordinary treatment for the after tax write-off of $11.4 million ($0.61 per diluted share), representing the net book value of bank fees resulting from the extinguishment of debt remaining under the Company's previously existing credit agreement and the bank fees associated with the new Credit Agreement, tax effected at the Company's historical rate of 41%.

DIAGEO PRODUCT LINES ACQUISITION PRO FORMA ADJUSTMENTS:

(A) Reflects a reduction in depreciation expense of $320 related to the acquired property, plant and equipment of the Diageo Product Lines on the assumption that the Diageo Product Lines acquisition had taken place on March 1, 1998. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets.

(B) Reflects amortization expense of intangible assets of $2,845 based upon their appraised values, using the straight-line method and estimated useful lives, predominately 40 years.

(C) Reflects the amortization expense of capitalized financing costs associated with the Notes used to finance the acquisition of the purchase of the Diageo Product Lines over the life of the loan, ten years.

(D) Reflects the additional interest expense incurred on the Notes to finance the Diageo Product Lines acquisition at an effective interest rate of 8.5% per annum.

(E) Reflects the additional tax expense on the adjusted income for the Diageo Product Lines, using an effective tax rate of 40%.

                               CANANDAIGUA BRANDS, INC. AND DIAGEO PRODUCT LINES
                            2000 SIX MONTHS PRO FORMA COMBINED STATEMENT OF INCOME
                                   FOR THE SIX MONTHS ENDED AUGUST 31, 1999
                                                  (UNAUDITED)
                                    (in thousands, except per share data)

                                                                                  PRO FORMA
                                                    HISTORICAL                   ADJUSTMENTS
                                      ------------------------------------      --------------
                                        Company           Diageo Product
                                      For the Six             Lines                For the
                                      Months Ended        For the Period        Diageo Product
                                       August 31,       March 1 - April 8,          Lines            Pro Forma
                                          1999                 1999              Acquisition         Combined
                                      ------------      ------------------      --------------      -----------
GROSS SALES                           $ 1,519,834           $ 14,264                               $ 1,534,098
  Less - excise taxes                    (368,085)            (6,000)                                 (374,085)
                                      -----------           --------              --------          -----------
NET SALES                               1,151,749              8,264                                  1,160,013
COST OF PRODUCT SOLD                     (806,499)            (3,698)             $     34 (a)         (810,163)
                                      -----------           --------              --------          -----------
  Gross profit                            345,250              4,566                    34              349,850
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                (235,821)            (1,188)                 (304)(b)         (237,356)
                                                                                       (43)(c)
NONRECURRING CHARGES                       (5,510)                                                       (5,510)
                                      -----------           --------              --------          -----------
  Operating income (loss)                 103,919              3,378                  (313)             106,984
INTEREST EXPENSE, net                     (50,675)                                  (1,816)(d)          (52,491)
                                      -----------           --------              --------          -----------
  Income (loss) before income
    taxes                                  53,244              3,378                (2,129)              54,493
PROVISION FOR INCOME TAXES                (21,297)                                    (500)(e)          (21,797)
                                      -----------           --------              --------          -----------
NET INCOME (LOSS)                     $    31,947           $  3,378              $ (2,629)         $    32,696
                                      ===========           ========              ========          ===========

SHARE DATA:
Earnings per common share:
    Basic                             $      1.78                                                   $      1.82
                                      ===========                                                   ===========
    Diluted                           $      1.73                                                   $      1.77
                                      ===========                                                   ===========

Weighted average common shares
  outstanding:
    Basic                                  17,994                                                        17,994
    Diluted                                18,459                                                        18,459

                     See accompanying Notes to the Pro Forma Combined Statement of Income.

                CANANDAIGUA BRANDS, INC. AND DIAGEO PRODUCT LINES
               NOTES TO THE PRO FORMA COMBINED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED AUGUST 31, 1999
                                   (UNAUDITED)
                                 (in thousands)

DIAGEO PRODUCT LINES ACQUISITION PRO FORMA ADJUSTMENTS:

(a) Reflects a reduction in depreciation expense of $34 related to the acquired property, plant and equipment of the Diageo Product Lines on the assumption that the Diageo Product Lines acquisition had taken place on March 1, 1998. These assets have been restated at their estimated fair market values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets.

(b) Reflects amortization expense of intangible assets of $304 based upon their appraised values, using the straight-line method and estimated useful lives, predominately 40 years.

(c) Reflects the amortization expense of capitalized financing costs associated with the Notes used to finance the acquisition of the purchase of the Diageo Product Lines over the life of the loan, ten years.

(d) Reflects the additional interest expense incurred on the Notes to finance the Diageo Product Lines acquisition at an effective interest rate of 8.5% per annum.

(e) Reflects the additional tax expense on the adjusted income for the Diageo Product Lines, using an effective tax rate of 40%.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer


                                        BARTON INCORPORATED

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  November 22, 1999               By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

23.1 Consent of KPMG LLP (filed herewith).

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None